SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 16, 2003

MARTIN MARIETTA MATERIALS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2710 Wycliff Road, Raleigh, North Carolina 27607-3033

(Address of principal executive offices)

Registrant’s telephone number, including area code	(919) 781-4550

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated April 16, 2003, announcing earnings guidance for the first quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure (including Item 12, “Results of Operations and Financial Condition”).

On April 16, 2003, the Corporation announced earnings guidance for the first quarter ended March 31, 2003. The press release, dated April 16, 2003, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: April 16, 2003	By:	/s/ Janice K. Henry

Janice K. Henry
Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 16, 2003, announcing earnings guidance for the first quarter ended March 31, 2003.